September 25, 2008
Supplement

SUPPLEMENT DATED SEPTEMBER 25, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
Dated July 31, 2008

Effective September 16, 2008, Randy Takian replaced Ronald E. Robison as President and Principal Executive Officer of the Fund. Therefore, all references to Mr. Robison in the Fund’s Statement of Additional Information are hereby deleted and replaced with Mr. Takian

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The disclosure in the Fund’s Statement of Additional Information in the section entitled “V. Investment Advisory and Other Services — E. Other Service Providers — (1) Transfer Agent/Dividend Disbursing Agent” is hereby deleted and replaced with the following

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for the Fund’s shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

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The disclosure in the Fund’s Statement of Additional Information in the section entitled “V. Investment Advisory and Other Services — E. Other Service Providers — (3) Affiliated Persons” is hereby deleted and replaced with the following:

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent’s responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

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The disclosure in the Fund’s Statement of Additional Information in the section entitled “V. Investment Advisory and Other Services — I. Revenue Sharing” is hereby deleted and replaced with the following:

I.  Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and/or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	An ongoing annual fee in an amount equal to 0.25% of the total average monthly net asset value of Fund shares held in the applicable accounts.

(2)	On Fund shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•	An amount up to 0.11% of the value (at the time of sale) of gross sales of the shares; and

•	An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of the shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

With respect to other Intermediaries, these payments, which are made in accordance with the applicable compensation structure for each Intermediary, are currently equal to an ongoing annual fee in an amount up to 0.25% of the total average daily net asset value of Fund shares held in the applicable accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. and such other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley & Co. or another Intermediary as to its compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.